UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22773

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: June 30, 2014

Date of reporting period: December 31, 2013

Item 1. Reports to Shareholders.

1

Brookfield Investment Management

2013

SEMI-ANNUAL REPORT

Brookfield Mortgage Opportunity Income Fund Inc.

IN PROFILE

Brookfield Asset Management Inc. is a global alternative asset manager with over $187 billion in assets under management as of December 31, 2013. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of December 31, 2013.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED             MAY LOSE VALUE             NOT BANK GUARANTEED

© Copyright 2013. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Semi-Annual Report for Brookfield Mortgage Opportunity Income Fund Inc. (“BOI” or the “Fund”), for the six-month period ended December 31, 2013.

Capital market performance was mixed during the period, as the improving economic environment was offset by concerns over rising interest rates. Accordingly, credit oriented markets such as equity and high yield fixed income generally produced attractive results while duration oriented fixed income markets were more challenged.

The U.S. economy gained further strength over the course of the second half of the year, driven largely by improved corporate profitability, continued recovery of both the residential and commercial property markets and an expansion in household net worth. This positive economic momentum led the U.S. Federal Reserve to begin tapering its asset purchase program (“QE”) in a move that had been widely discussed and debated in the marketplace for months. Importantly, the Federal Reserve also reiterated its commitment to maintaining a low interest rate environment for the foreseeable future. Following the announcement, market volatility was minimal and we believe the reduction of “QE” will serve to reduce uncertainty moving forward. We also note that despite the recent increase in interest rates, yields remain near historic lows and at this level, they remain supportive of economic growth.

Many of the underpinnings of the U.S. real estate market demonstrated significant improvement throughout 2013, leading to a strengthening of both the commercial and residential property markets. Importantly, we also witnessed an expansion in commercial real estate credit and indications of credit expansion potential within the residential mortgage market. Within this environment, securitized products experienced attractive returns, benefiting from improving fundamentals such as increasing asset values, lower delinquency levels and reduced inventory of distressed homes. As well, securitized products benefitted from improved technical factors, with reduced price volatility leading to additional demand.

Our strategy moving forward is focused upon current income as well as capturing the upside potential as thee real estate recovery continues. Our focus continues on private label Residential Mortgage-Backed Securities (“RMBS”) and seasoned Commercial Mortgage-Backed Securities (“CMBS”), as well as commercial real estate loans. We believe these instruments offer best value and are likely to generate attractive performance as improving fundamentals lead to better recovery rates, fewer defaults and higher prepayments. We acknowledge challenges to future performance, including evolving regulation and government policy related to the mortgage industry. However, we believe there is considerable potential for positive results in the year ahead, particularly given the acceleration in the U.S. housing recovery.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements and schedule of investments as of December 31, 2013.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

OBJECTIVE AND STRATEGY

Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended December 31, 2013, Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI) (the “Fund”) had a total return based on net asset value of 4.80% and a total return based on market price of -6.04%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $16.57 on December 31, 2013, the Fund’s shares had a distribution yield of 9.20%. The distribution yield is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared, divided by the stated stock price.

The Fund’s NAV performance over the past six months was positive. The period was punctuated with uncertainties around interest rates, culminating in the beginning of the end to the Federal Reserve’s Asset Purchase Program. Despite a nearly 0.5% increase in 10-year interest rates, the Fund’s NAV increased, highlighting the lack of interest rate sensitivity of the Fund’s holdings. Additionally, the Fund’s holdings benefitted from the continued recovery in the housing market, and that story has continued to play out, with year-over-year home price changes at over 12%.1 We expect that as mortgage pool performance observably improves with the recovery in the housing market, the Fund’s cash flows will also benefit. We have looked to increase our credit-risk exposure, particularly our exposure to the residential recovery and we continue to utilize our leverage capacity, having used approximately 10% at the end of 2013. We are likely to increase our use of financial leverage, while maintaining a low level of duration, or the sensitivity of the net asset value to a 1% upward shift in interest rates. We believe that the economy will continue to benefit from the real-estate and consumer recovery, with the potential for better than expected economic outcomes driving interest rates up earlier than market consensus.

MARKET ENVIRONMENT

The Fund is focused on opportunities available in the residential and commercial mortgage markets. The current emphasis of the Fund is on non-Agency mortgages, which we believe to be undervalued. The Fund seeks investments primarily in non-Agency Mortgage-Backed Securities (“MBS”), Commercial Mortgage-Backed Securities (“CMBS”) and other mortgage-related investments, including commercial loans. With these assets we expect to generate an attractive income, to maintain low duration, and to benefit from the recovery in real estate.

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Over the period from June 30, 2013 to December 31, 2013, the residential real estate market and the commercial real estate market continued to demonstrate a faster recovery than was anticipated by markets. Commercial real estate prices, as measured by Moody’s Commercial Property Price Index, appreciated 14% year-over-year as of October 31, 2013. Residential home prices were up 11.8% year-over-year, as measured by Core Logic as of November 30, 2013, which brings us back to levels last seen in June 2008. The recovery is evident, not only in the improvement in the asset price indices, but in other areas such as the increased financing available in the commercial real estate market. As well, we believe other important metrics for the economy, such as household net worth, have improved dramatically along with the appreciation in home-owners equity and in the stock market. This economic improvement is likely to begin to have greater impact on other important metrics like payrolls and employment, which also feed back into the consumer and into housing, retail and real-estate values.

The overhang of all the new regulatory proposals still exists. One of the more critical acronyms in the regulatory soup-pot is “QM” or the definition of a qualifying mortgage. While there is no limitation on loan-to-value ratio for a qualifying mortgage, there are limitations on debt-to-income ratio, “risky features” like interest only periods or balloon payments, and restrictions on points and fees. Along with some other regulations, the QM limitations remain a constraint on residential loan originations, given the significant increase in “litigation risk and penalties” for non-QM loans. We anticipate a longer ramp up of credit expansion, as these regulations are digested. However, we have seen recent indications that banks will be willing to make some non-QM loans, and larger banks are even developing internal “SWAT teams” of underwriters to help make these loans to be held in the bank’s loan portfolio. Another indicator of credit expansion potential is the new entrants to mortgage insurance (NMI and ESNT), as well as the other players improving their positions (RDN, MTG). We are seeing more expansion in commercial real-estate credit, given that the private label CMBS market issued more than $85 billion in 2013, nearly double the issuance in 2012. As credit expands, there are likely to be refinancing benefits to borrowers in some of our discount-priced “seasoned” securities.

Other fundamental underpinnings for housing continued to show improvement over the period, which include: residential inventory and delinquency rates. The most recent delinquency level reported by the Mortgage Bankers Association was 6.41%, a level last seen in June 2008. This level was well below peak delinquency levels of 10.06%.

Commercial real estate fundamentals have benefitted from rising rents and falling vacancies, and in our view, a broader commercial real estate market recovery has begun to develop. More recently, secondary market asset prices have outperformed primary market asset prices as capital continues to flow toward “real assets.”

On a calendar year-to-date basis, non-Agency MBS remained one of the better performing asset classes, on average returning more than 10% over the entire period. As well, non-Agency MBS were one of the few assets classes that evidenced positive performance from June through year end, as interest rates increased. As we look forward, from a rates perspective, we anticipate more of the same from the Federal Reserve, i.e. additional reductions in the level of asset purchases until the level is zero. Consensus remains that the declines going forward will approximate the first “bite” at the apple, or $10 billion per meeting. Again, in our view, the risk is skewed towards faster than expected reduction, resulting in higher than expected longer rates, a steeper yield curve, or an earlier than anticipated shift in short-term rates. This would be particularly true if wage inflation, or any inflation, reared its “head.”

Finally, we have the confirmation of a non-interim Director of the Federal Housing Finance Agency (“FHFA”) in Mel Watt. Based on his history, Mr. Watt has supported credit expansion, and at the margin, may be biased toward a slower reduction in the GSE footprint. Mr. Watt’s bias is evident even in his first move, which was to postpone an announced increase in guarantee fee. That being said, we believe banks to be a large buyer of the “super clean” mortgage loans, and given this, it would not be out of the realm of expectations to see the FHFA allow the conforming balance to decline from the current levels left in place since the crisis. The overwhelming change in the Agency mortgage market has not only been the increased share of that market owned by the Federal Reserve and the U.S. Treasury, but the increase in the Agency market as a share of the total mortgage market. The Agency share has increased from roughly $3.75 billion to $5.5 billion. While we expect the Federal Reserve and U.S. Treasury to allow their holdings to run-off through prepayments, the Agency “share” of the new loan market should

2013 Semi-Annual Report            3

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

return to the 50% level seen in the early 2000s, which means there will need to be more involvement from banks (buying whole loans) or a growing private label market – which we expect to play out slowly given the regulatory overhang. As well, the Government Sponsored Enterprises (“GSEs”) have completed risk transfer on the last few quarters of production, either through credit linked notes, through which they bought protection as well as through deals with insurers.

We have seen some compression in yields available through year end 2013, as volatility remained contained, fundamentals improved and supply remained low. While headline non-Agency yields, in our view, are biased to decline, the cash flows anticipated by the Internal Rate of Return (“IRR”) calculations are also likely to improve as the improving fundamentals generate better recoveries, fewer defaults and higher prepayments (on discount securities). We are targeting securities that benefit more from these potential performance improvements, as we see the benefits accruing as the housing and real-estate recovery plays out.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. The Fund may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.

THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND

4            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2013 and subject to change based on subsequent developments.

[1]	Core Logic, November 2013

2013 Semi-Annual Report            5

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Portfolio Characteristics (Unaudited)

December 31, 2013

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.20%
Weighted average coupon	3.33%
Weighted average life	3.59 years
Percentage of leveraged assets	10.10%
Total number of holdings	148

ASSET BY COUPON TYPE DISTRIBUTION[2,3]
Residential Mortgage Related Holdings - Fixed Rate	6.3%
Residential Mortgage Related Holdings - Floating Rate	44.4%
Commercial Mortgage Related Holdings - Fixed Rate	21.2%
Commercial Mortgage Related Holdings - Floating Rate	3.4%
High Yield Corporate Bonds - Fixed Rate	12.2%
Loans - Fixed Rate	1.7%
Loans - Floating Rate	5.3%
Equities	1.9%
Cash	3.6%

Total	100.0%

ASSET ALLOCATION[3]
Residential Mortgage Related Holdings	53%
Commercial Mortgage Related Holdings	33%
Corporate Bonds	12%
Common Stocks	2%
Short-Term Investments	0%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by December 31, 2013 stock price.

[2]	Coupon types are expressed as a percentage of total investments (by market value) and will vary over time.
[3]	Percentages are based on total investments.

6            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments (Unaudited)

December 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 56.3%
Non-Agency Mortgage-Backed Securities – 56.3%
ACE Securities Corp Home Equity Loan Trust
Series 2005-ASP1, Class M1 [1,2,3]	0.84%	09/25/35	$12,106	$8,744,261
Alternative Loan Trust
Series 2007-15CB, Class A5	5.75	07/25/37	2,888	2,462,705
Series 2006-23CB, Class 2A7 [1]	27.77	08/25/36	3,052	4,453,969
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [1,2,3]	0.30	12/25/36	5,975	4,197,880
BCAP LLC
Series 2009-RR11, Class 3A2 [1,4,5]	4.80	01/26/36	4,035	3,113,919
Bear Stearns Asset Backed Securities I Trust
Series 2005-AC9, Class A3 [1,3]	0.51	12/25/35	726	478,759
Citigroup Mortgage Loan Trust
Series 2007-AR5, Class 1A2A [1]	2.75	04/25/37	4,717	3,839,466
Series 2009-6, Class 19A2 [4,5]	6.00	03/25/36	5,220	3,526,612
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH3, Class M1 [1,2,3]	0.45	10/25/36	10,000	7,608,440
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-OA17, Class 1A1A [1,2]	0.35	12/20/46	6,423	4,546,361
Series 2006-OA1, Class 2A1 [1,2]	0.37	03/20/46	6,277	4,495,995
Series 2006-OA2, Class A1 [1,2]	0.37	05/20/46	6,913	4,757,720
DSLA Mortgage Loan Trust
Series 2007-AR1, Class 2A1A [1,2]	0.30	04/19/47	1,059	878,747
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6 [1]	0.81	11/25/35	5,960	4,480,264
Series 2005-FA9, Class A1 [1]	0.86	12/25/35	5,426	4,130,592
GSAA Home Equity Trust
Series 2006-20, Class 2A1A [1,2,3]	0.21	12/25/46	2,932	1,839,747
GSAA Trust
Series 2007-3, Class 1A2 [1,2,3]	0.33	03/25/47	4,432	2,136,482
GSAMP Trust
Series 2007-HE1, Class A2B [1,2,3]	0.26	03/25/47	320	297,880
Series 2006-NC2, Class A2C [1,2,3]	0.31	06/25/36	1,042	497,971
Series 2006-HE7, Class A2C [1,2,3]	0.32	10/25/46	1,900	1,722,367
Series 2006-HE8, Class A2C [1,2,3]	0.33	01/25/37	9,095	5,842,337
Series 2007-HE2, Class A2B [1,2,3]	0.37	03/25/47	4,665	3,428,380
HSI Asset Securitization Corp Trust
Series 2006-OPT2, Class M2 [1,2,3]	0.55	01/25/36	8,215	6,237,477
IndyMac INDA Mortgage Loan Trust
Series 2007-AR3, Class 1A1 [1]	2.99	07/25/37	4,531	3,987,415
Series 2007-AR1, Class 1A1 [1]	2.99	03/25/37	4,557	4,109,835
IndyMac INDX Mortgage Loan Trust
Series 2006-AR6, Class 2A1A [1,2,6]	0.36	06/25/47	7,256	5,616,617
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1 [1,2,3]	0.22	05/25/37	2,423	830,711
Series 2006-HE2, Class A3 [1,2,3]	0.32	08/25/36	8,982	3,902,983
Series 2006-HE2, Class A4 [1,2,3]	0.42	08/25/36	803	353,570
Series 2006-HE1, Class A4 [1,2,3]	0.46	03/25/36	819	459,791

See Notes to Financial Statements.

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

December 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
JP Morgan Alternative Loan Trust
Series 2007-A1, Class 2A1 [1]	2.53%	03/25/37	$6,106	$4,675,018
JP Morgan Mortgage Acquisition Corp.
Series 2006-WMC1, Class A4 [1,2,3]	0.34	03/25/36	5,455	4,019,186
JP Morgan Mortgage Acquisition Trust
Series 2006-HE2, Class A4 [1,2]	0.31	07/25/36	4,725	4,103,843
Master Asset Backed Securities Trust
Series 2006-NC2, Class A4 [1,2,3]	0.31	08/25/36	12,146	6,028,885
Series 2006-HE5, Class A3 [1,2,3]	0.32	11/25/36	17,167	9,740,609
Series 2006-NC3, Class A4 [1,2,3]	0.32	10/25/36	9,495	4,915,325
Series 2005-NC2, Class A4 [1,2,3]	0.51	11/25/35	8,987	5,513,117
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	3,710	3,992,616
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 [1,2,3,4,5]	0.32	10/26/36	9,053	6,020,245
RALI Series Trust
Series 2006-QA9, Class A1 [1,2]	0.34	11/25/36	9,334	6,532,381
Series 2006-QA7, Class 1A1 [1,2]	0.35	08/25/36	6,689	5,064,189
RBSSP Resecuritization Trust
Series 2009-13, Class 7A2 [4,5]	5.75	01/26/36	1,500	1,447,826
Residential Asset Securitization Trust
Series 2005-A7, Class A1 [1]	0.41	06/25/35	4,310	3,366,816
Series 2005-A13, Class 1A1 [1]	0.86	10/25/35	4,927	3,670,245
RFMSI Trust
Series 2007-S3, Class 1A5	5.50	03/25/37	6,868	6,049,558
Series 2006-S5, Class A12	6.00	06/25/36	3,393	3,104,211
Securitized Asset Backed Receivables LLC
Series 2007-NC1, Class A2B [1,2,3]	0.31	12/25/36	891	459,416
Series 2006-HE2, Class A2C [1,2,3]	0.31	07/25/36	9,681	4,904,531
Series 2006-NC3, Class A2B [1,2,3]	0.31	09/25/36	9,296	4,416,076
Series 2007-BR4, Class A2B [1,2,3]	0.36	05/25/37	1,906	1,103,671
Series 2007-NC1, Class A2C [1,2,3]	0.37	12/25/36	285	148,322
Series 2007-BR4, Class A2C [1,2,3]	0.45	05/25/37	1,218	710,949
Structured Asset Securities Corp Mortgage Loan Trust
Series 2007-BC1, Class A4 [1,2,3]	0.29	02/25/37	7,845	6,329,678
Series 2006-BC6, Class A4 [1,2,3]	0.33	01/25/37	1,108	837,378
Series 2007-WF2, Class A3 [1,2,3]	1.06	08/25/37	5,635	5,001,363
WaMu Mortgage Pass-Through Certificates
Series 2006-AR5, Class A1A [1]	1.13	06/25/46	686	584,714
Series 2006-AR18, Class 3A2 [1]	4.21	01/25/37	1,185	1,055,109
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-OA1, Class A1A [1]	0.84	02/25/47	6,536	5,157,025
Series 2006-AR8, Class 2A [1]	0.99	10/25/46	7,861	5,267,133
Series 2006-AR10, Class 1A2	2.36	09/25/36	3,149	2,749,522
Series 2006-AR12, Class 1A2 [1]	2.42	10/25/36	855	729,118
Series 2007-HY6, Class 2A1 [1]	4.37	06/25/37	8,693	7,442,882
Wells Fargo Mortgage Backed Securities
Series 2006-AR8, Class 2A4 [1]	2.63	04/25/36	2,084	1,951,215

See Notes to Financial Statements.

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

December 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2005-2, Class 1B1	5.50%	04/25/35	$7,156	$5,694,854

Total Non-Agency Mortgage-Backed Securities				235,766,279

Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $243,473,131)				235,766,279

COMMERCIAL MORTGAGE RELATED HOLDINGS – 35.0%
Commercial Mortgage-Backed Securities – 31.0%
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ	5.42	10/10/45	5,000	4,965,080
Series 2007-3, Class AJ	5.62	06/10/49	2,500	2,481,218
Series 2007-2, Class AJ	5.64	04/10/49	5,000	4,629,190
Citigroup Commercial Mortgage Trust
Series 2007-FL3A, Class J [1,4,5]	0.59	04/15/22	831	796,176
Series 2008-C7, Class AJ	6.14	12/10/49	14,000	13,250,580
COMM 2007-C9 Mortgage Trust
Series 2007-C9, Class F	5.80	12/10/49	3,500	3,120,450
Series 2007-C9, Class G [4,5]	5.80	12/10/49	5,000	4,292,655
Commercial Mortgage Trust
Series 2007-GG11, Class AJ	6.06	12/10/49	10,642	10,405,258
Series 2007-GG11, Class B	6.16	12/10/49	3,724	3,268,369
Series 2007-GG11, Class C	6.16	12/10/49	7,380	5,670,718
Credit Suisse First Boston Mortgage Securities Corp
Series 1997-C1, Class I [4,5]	7.50	06/20/29	4,238	4,368,844
Series 1997-C1, Class J [4,5]	7.50	06/20/29	1,863	1,666,392
Del Coronado Trust
Series 2013-HDMZ, Class M [1,4,5]	5.16	03/15/18	6,000	6,021,000
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-JWMZ, Class M [1,2,4,5]	6.16	04/15/18	9,396	9,507,857
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class D	5.56	02/15/40	8,650	6,596,404
Series 2007-C7, Class AJ	6.26	09/15/45	10,000	10,085,010
Series 2007-C7, Class B	6.26	09/15/45	4,000	3,098,980
Morgan Stanley Capital I, Inc.
Series 1998-HF1, Class K [4,5]	6.19	03/15/30	4,113	4,002,350
Wachovia Bank Commercial Mortgage Trust
Series 2007-WHL8, Class C [1,4,5]	0.41	06/15/20	5,829	5,611,048
Series 2006-WL7A, Class F [1,4,5]	0.50	09/15/21	3,141	3,131,211
Series 2006-WL7A, Class G [1,4,5]	0.52	09/15/21	3,926	3,729,700
Series 2006-WL7A, Class H [1,4,5]	0.56	09/15/21	2,974	2,762,251
Series 2007-C30, Class AJ	5.41	12/15/43	6,500	6,247,007
Series 2007-C33, Class AJ	5.92	02/15/51	10,250	10,266,564

Total Commercial Mortgage-Backed Securities				129,974,312

Mezzanine Loans – 4.0%
BOCA Mezzanine	8.17	08/15/15	9,074	9,073,867
Extended Stay America 2013 Mezzanine B	9.63	12/01/19	7,500	7,687,500

Total Mezzanine Loans				16,761,367

Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $148,158,533)				146,735,679

See Notes to Financial Statements.

2013 Semi-Annual Report            9

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

December 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS – 13.4%
Automotive – 0.6%
American Axle & Manufacturing, Inc. [6]	6.63%	10/15/22	$1,300	$1,368,250
Chrysler Group LLC/CG Co-Issuer, Inc. [6]	8.25	06/15/21	1,000	1,137,500

Total Automotive				2,505,750

Basic Industry – 2.7%
AK Steel Corp. [6]	7.63	05/15/20	1,150	1,147,125
Alpha Natural Resources, Inc. [6]	6.25	06/01/21	1,125	961,875
Arch Coal, Inc. [6]	7.25	06/15/21	1,500	1,147,500
Associated Materials LLC/AMH New Finance, Inc. [6]	9.13	11/01/17	1,100	1,174,250
Cascades, Inc. [6,8]	7.88	01/15/20	800	856,000
FMG Resources August 2006 Property Ltd. [4,5,6,8]	6.88	04/01/22	1,000	1,090,000
Hexion US Finance Corp. [6]	9.00	11/15/20	900	897,750
INEOS Group Holdings SA [4,5,6,8]	6.13	08/15/18	1,100	1,105,500
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. [4,5,6,8]	8.75	02/01/19	1,375	1,419,687
Xerium Technologies, Inc. [6]	8.88	06/15/18	1,400	1,470,000

Total Basic Industry				11,269,687

Capital Goods – 0.9%
AAR Corp. [4,5,6]	7.25	01/15/22	1,275	1,364,250
Ardagh Packaging Finance PLC [4,5,8]	7.00	11/15/20	850	858,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [6]	9.00	04/15/19	850	911,625
Tekni-Plex, Inc. [4,5,6]	9.75	06/01/19	545	618,575

Total Capital Goods				3,752,950

Consumer Cyclical – 0.6%
ACCO Brands Corp	6.75	04/30/20	600	592,500
Limited Brands, Inc. [6]	7.60	07/15/37	1,250	1,270,313
New Albertsons, Inc. [6]	7.75	06/15/26	850	688,500

Total Consumer Cyclical				2,551,313

Energy – 2.2%
Basic Energy Services, Inc. [6]	7.75	02/15/19	1,350	1,410,750
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [6]	7.88	04/15/22	1,325	1,378,000
Calfrac Holdings LP [4,5,6]	7.50	12/01/20	1,350	1,377,000
EV Energy Partners LP/EV Energy Finance Corp. [6]	8.00	04/15/19	1,250	1,256,250
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	06/15/20	100	105,250
Key Energy Services, Inc. [6]	6.75	03/01/21	1,000	1,025,000
Linn Energy LLC/Linn Energy Finance Corp. [6]	7.75	02/01/21	1,000	1,057,500
RKI Exploration & Production LLC [4,5,6]	8.50	08/01/21	450	473,625
W&T Offshore, Inc. [6]	8.50	06/15/19	1,250	1,321,875

Total Energy				9,405,250

Healthcare – 0.7%
DJO Finance LLC/DJO Finance Corp. [6]	9.88	04/15/18	750	806,250
inVentiv Health, Inc. [4,5,6]	11.00	08/15/18	800	708,000
Kindred Healthcare, Inc. [6]	8.25	06/01/19	1,350	1,437,750

Total Healthcare				2,952,000

See Notes to Financial Statements.

10            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

December 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Media – 0.7%
Cenveo Corp. [6]	8.88%	02/01/18	$1,000	$1,000,000
Clear Channel Communications, Inc. [6]	9.00	03/01/21	900	909,000
Cumulus Media Holdings, Inc. [6]	7.75	05/01/19	850	896,750

Total Media				2,805,750

Services – 2.1%
Boyd Gaming Corp. [6]	9.00	07/01/20	1,300	1,423,500
Casella Waste Systems, Inc. [6]	7.75	02/15/19	900	922,500
Chester Downs & Marina LLC [4,5,6]	9.25	02/01/20	1,050	1,052,625
Isle of Capri Casinos, Inc. [6]	5.88	03/15/21	850	835,125
MGM Resorts International [6]	7.75	03/15/22	1,250	1,396,875
MTR Gaming Group, Inc. [6]	11.50	08/01/19	925	1,027,906
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [4,5,6]	8.88	04/15/17	1,250	1,250,000
PulteGroup, Inc. [6]	6.38	05/15/33	1,000	905,000

Total Services				8,813,531

Technology & Electronics – 0.8%
First Data Corp. [4,5,6]	11.25	01/15/21	1,350	1,490,063
Freescale Semiconductor, Inc. [6]	8.05	02/01/20	1,150	1,236,250
ION Geophysical Corp. [4,5,6]	8.13	05/15/18	500	415,000

Total Technology & Electronics				3,141,313

Telecommunications – 2.1%
CenturyLink, Inc. [6]	7.65	03/15/42	1,250	1,115,625
Cincinnati Bell, Inc. [6]	8.75	03/15/18	850	892,500
Fairpoint Communications, Inc. [4,5,6]	8.75	08/15/19	925	980,500
Frontier Communications Corp. [6]	7.13	01/15/23	1,350	1,333,125
Intelsat Luxembourg SA [4,5,6,8]	7.75	06/01/21	650	697,125
Level 3 Financing, Inc. [6]	8.63	07/15/20	950	1,064,000
MetroPCS Wireless, Inc. [4,5,6]	6.63	04/01/23	1,350	1,393,875
Qwest Capital Funding, Inc.	6.88	07/15/28	250	229,375
Windstream Corp. [6]	7.50	06/01/22	1,000	1,022,500

Total Telecommunications				8,728,625

Total CORPORATE BONDS (Cost $55,766,724)				55,926,169

	Shares	Value (Note 2)
COMMON STOCKS – 2.2%
Banking – 1.8%
Home Loan Servicing Solutions Ltd. [7]	200,000	4,594,000
Ocwen Financial Corp. [8]	50,000	2,772,500

Total Banking		7,366,500

See Notes to Financial Statements.

2013 Semi-Annual Report            11

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

December 31, 2013

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Finance & Investment – 0.4%
Strategic Hotels & Resorts, Inc. [8]	70,976	$1,684,260

Total COMMON STOCKS (Cost $8,290,821)		9,050,760

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
SHORT-TERM INVESTMENTS – 0.2%
United States Treasury Bill	0.06%	04/10/14	$1,000	999,871

Total SHORT-TERM INVESTMENTS (Cost $999,835)				999,871

Total Investments – 107.1% (Cost $456,689,044)				448,478,758
Liabilities in Excess of Other Assets – (7.1)%				(29,824,418)

TOTAL NET ASSETS – 100.0%				$418,654,340

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Variable rate security – Interest rate shown is the rate in effect as of December 31, 2013.
2	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
3	—	Investment in subprime security. As of December 31, 2013, the total value of these securities was $108,727,787 which amounted to 26.0% of the net assets.
4	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the total value of all such investments was $76,292,411 or 18.2% of net assets.
5	—	Private Placement.
6	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
7	—	Foreign security or a U.S. security of a foreign company.
8	—	Non-income producing security.

See Notes to Financial Statements.

12            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Statement of Assets and Liabilities (Unaudited)

December 31, 2013

Assets:
Investments in securities, at value (Note 2)	$447,478,887
Investments in short-term securities, at value	999,871

Total investments, at value	448,478,758
Cash	15,747,127
Interest and dividend receivable	2,128,484
Variation margin receivable	76,047
Prepaid expenses	45,857

Total assets	466,476,273

Liabilities:
Reverse repurchase agreements (Note 6)	47,115,890
Interest payable for reverse repurchase agreements (Note 6)	111,974
Investment advisory fee payable (Note 4)	395,913
Administration fee payable (Note 4)	59,387
Directors’ fee payable	11,150
Accrued expenses	127,619

Total liabilities	47,821,933

Net Assets	$418,654,340

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$22,714
Additional paid-in capital (Note 7)	431,440,937
Distributions in excess of net investment income	(3,330,671)
Accumulated net realized loss on investment and futures transactions	(2,561,337)
Net unrealized depreciation on investments and futures	(6,917,303)

Net assets applicable to capital stock outstanding	$418,654,340

Total investments, at cost	$456,689,044

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	22,713,931
Net asset value per share	$18.43

See Notes to Financial Statements.

2013 Semi-Annual Report            13

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Statement of Operations (Unaudited)

For the Six Months Ended December 31, 2013

Investment Income (Note 2)
Interest	$17,049,088
Dividends	206,285

Total income	17,255,373

Expenses:
Investment advisory fees (Note 4)	2,232,284
Administration fees (Note 4)	334,843
Legal fees	65,376
Directors’ fees	64,275
Fund accounting servicing fees	51,709
Audit and tax services	32,859
Reports to stockholders	21,715
Registration fees	17,287
Insurance	16,234
Custodian fees	14,600
Miscellaneous	12,136
Transfer agent fees	7,884

Total expenses excluding interest expense	2,871,202
Interest expense on reverse repurchase agreements (Note 6)	154,546

Total expenses	3,025,748

Net investment income	14,229,625

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investment transactions	(1,700,198)
Futures transactions	(572,097)

Net realized loss on investment and futures transactions	(2,272,295)

Net change in unrealized appreciation on:
Investments	6,714,633
Futures	1,015,163

Net change in unrealized appreciation on investments and futures	7,729,796

Net realized and unrealized gain on investment and futures transactions	5,457,501

Net increase in net assets resulting from operations	$19,687,126

See Notes to Financial Statements.

14            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2013 (Unaudited)	For the period March 26, 2013[1] through June 30, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$14,229,625	$3,675,525
Net realized gain (loss) on investment and futures transactions	(2,272,295)	29,909
Net change in unrealized appreciation (depreciation) on investments and futures	7,729,796	(14,647,099)

Net increase (decrease) in net assets resulting from operations	19,687,126	(10,941,665)

Distributions to Stockholders:
Net investment income	(17,321,644)	(4,233,128)
Return of capital	—	(1,540,340)

Total distributions paid	(17,321,644)	(5,773,468)

Capital Stock Transactions:
Proceeds from shares sold	—	432,963,977
Reinvestment of dividends and distributions	—	40,014

Net increase in net assets from capital stock transactions	—	433,003,991

Total increase in net assets	2,365,482	416,288,858
Net Assets:
Beginning of period	416,288,858	—

End of period	$418,654,340	$416,288,858

Distributions in excess of net investment income	$(3,330,671)	$(238,652)

Share Transactions:
Shares issued	—	22,711,790
Reinvested shares	—	2,141

Net increase in shares outstanding	—	22,713,931

[1]	Commencement of operations.

See Notes to Financial Statements.

2013 Semi-Annual Report            15

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended December 31, 2013

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$19,687,126
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(117,381,658)
Proceeds from disposition of long-term portfolio investments and principal paydowns	82,841,296
Purchases of short-term portfolio investments, net	(999,675)
Decrease in payable for investments purchased	(9,304,236)
Decrease in interest and dividend receivable	92,326
Decrease in dividend reinvestment receivable	20,311
Decrease in cash collateral pledged for futures contracts	147,025
Increase in variation margin receivable	(70,735)
Increase in prepaid expenses	(23,922)
Decrease in payable for variation margin	(2,508)
Increase in interest payable for reverse repurchase agreements	107,943
Increase in investment advisory fee payable	46,166
Increase in administration fee payable	6,925
Increase in directors’ fee payable	525
Decrease in accrued expenses	(6,981)
Net amortization on investments and paydown gains on investments	(8,981,965)
Unrealized appreciation on investments	(6,714,633)
Net realized loss on investment transactions	1,700,198

Net cash used for operating activities	(38,836,472)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	42,677,890
Distributions paid to stockholders	(17,321,644)

Net cash provided by financing activities	25,356,246

Net decrease in cash	(13,480,226)
Cash at beginning of period	29,227,353

Cash at end of period	$15,747,127

Supplemental Disclosure of Cash Flow Information:

Interest payments on the reverse repurchase agreements for the six months ended December 31, 2013, totaled $46,603.

See Notes to Financial Statements.

16            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Financial Highlights

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Period March 26, 2013[1] through June 30, 2013
Per Share Operating Performance:
Net asset value, beginning of period	$18.33	$19.10 [2]

Net investment income	0.61	0.17
Net realized and unrealized gain (loss) on investment transactions	0.25	(0.69)

Net increase (decrease) in net asset value resulting from operations	0.86	(0.52)

Distributions from net investment income	(0.76)	(0.18)
Return of capital distributions	—	(0.07)

Total distributions paid	(0.76)	(0.25)

Net asset value, end of period	$18.43	$18.33

Market price, end of period	$16.57	$18.46

Total Investment Return†	-6.04%[3]	-6.44%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$418,654	$416,289
Gross operating expenses	1.37%[4]	1.44%[4]
Interest expense	0.07%[4]	0.0%[4,5]
Total expenses	1.44%[4]	1.44%
Net investment income	6.78%[4]	3.36%[4]
Portfolio turnover rate	20%[3]	2%[3]
Loans Outstanding, end of period (000s)	$47,116	$4,438
Asset Coverage per $1,000 unit of senior indebtedness[6]	$9,886	$94,801

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	Interest expense ratio was less than 0.01%.
[6]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.

2013 Semi-Annual Report            17

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited)

December 31, 2013

1. Organization

Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company which invests primarily in mortgage-related securities. The Fund commenced operations on March 26, 2013.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The investment objective of the Fund is to provide a high total investment return by providing a high level of current income and the potential for capital appreciation. The investment objective is not fundamental and may be changed by the Board of Directors without stockholder approval, upon not less than 60 days prior notice to stockholders. No assurances can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Directors (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

18            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

Fair valuation procedures may be used to value a portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’s portfolio. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. If a market value or price cannot be determined for a security or a significant event has occurred that would materially affect the value of the security, the security is fair valued by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. As of December 31, 2013, there were no securities that were fair valued by the Adviser’s Valuation Committee.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical assets or liabilities

•	Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

2013 Semi-Annual Report            19

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3		Total
Residential Mortgage Related Holdings	$—	$—	$235,766,279		$235,766,279
Commercial Mortgage Related Holdings	—	—	146,735,679		146,735,679
Corporate Bonds	—	55,926,169	—		55,926,169
Common Stocks	9,050,760	—	—		9,050,760
Short-Term Investments	—	999,871	—		999,871

Total	$9,050,760	$56,926,040	$382,501,958	(1)	$448,478,758

Valuation Inputs	Other Financial Instruments(2)
Level 1 — Quoted Prices	$1,292,983
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$1,292,983

(1)

The Fund generally uses evaluated bid prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations. These evaluated bid prices are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

(2)	Other financial instruments include futures contracts.

20            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Total
Balance as of June 30, 2013	$177,335,807	$150,261,162	$327,596,969
Accrued Discounts	4,970,270	141,305	5,111,575
Realized Gain (Loss)	2,612,577	(245,560)	2,367,017
Change in Unrealized Appreciation (Depreciation)	(839,581)	4,872,451	4,032,870
Purchases at cost	91,172,354	21,124,020	112,296,374
Sales	(39,485,148)	(29,417,699)	(68,902,847)

Balance as of December 31, 2013	$235,766,279	$146,735,679	$382,501,958

Change in unrealized gains or losses relating to assets still held at the reporting date	$(1,375,576)	$3,805,627	$2,430,051

The fair value of the Fund’s reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2013, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

For the six months ended December 31, 2013, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield method. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2013, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2013, open taxable years consisted of the taxable period ended June 30, 2013. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets Additional information on cash receipts and cash payments is presented in the Statements of Cash Flows.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

The following table sets forth the effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of December 31, 2013
Futures contracts	Variation margin receivable (asset)	$76,047

The average notional value of futures contracts outstanding during the six months ended December 31, 2013 was $14,431,098, which represents the volume activity during the period.

The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2013:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Futures Transactions	Net Change in Unrealized Appreciation on Futures
Futures contracts	Futures transactions	$(572,097)	$1,015,163

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than

2013 Semi-Annual Report            23

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreement and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets“).

The Fund has entered into an Administration Agreement with the Adviser. The Adviser has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

5. Purchases and Sales of Investments

For the six months ended December 31, 2013, purchases and sales of investments, excluding short-term securities, reverse repurchase agreements, and U.S. Government securities were $117,381,658 and $82,841,296, respectively.

6. Borrowings

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolios having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At December 31, 2013, the Fund had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$41,962,990	RBC Capital Markets, 0.99%, dated 10/01/13, maturity date 04/01/14	$42,171,451
666,920	RBC Capital Markets, 0.99%, dated 10/16/13, maturity date 04/01/14	669,988
263,980	RBC Capital Markets, 0.99%, dated 10/30/13, maturity date 04/01/14	265,092
4,222,000	RBC Capital Markets, 1.69%, dated 12/13/13, maturity date 06/11/14	4,257,756

$47,115,890	Maturity Amount, Including Interest Payable	$47,364,287

	Market Value of Assets Sold Under Agreements	$59,418,879

	Weighted Average Interest Rate	1.07%

The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended December 31, 2013, was approximately $26,475,170 at a weighted average interest rate of 1.16%.

The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $50,628,740, which was 9.82% of total assets for the Fund.

2013 Semi-Annual Report            25

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Reverse Repurchase Agreements	$47,115,890	$—	$47,115,890	$47,115,890	$—	$—

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

7. Capital Stock

The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 22,713,931 shares outstanding at December 31, 2013 for the Fund, the Adviser owns 5,240 shares. The Fund’s Board of Directors is authorized to classify and reclassify any unissued shares of capital stock. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.

The Fund commenced operations on March 26, 2013, selling 21,000,000 shares and receiving $401,000,000. On January 30, 2013, the Fund had initially sold 5,240 shares to the Adviser, which represented the initial capital at $19.10 per share. On May 13, 2013, pursuant to the overallotment option, an additional 1,706,550 shares were issued for $32,595,105.

8. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months ended December 31, 2013, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

As of December 31, 2013, the following futures contracts were outstanding.

26            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

Short:
Contracts	Type	Expiration Date	Value at December 31, 2013	Unrealized Appreciation
450	5 Year U.S. Treasury Note	March 2014	$53,690,625	$775,120
197	10 Year U.S. Treasury Note	March 2014	24,240,234	517,863

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions for the six months ended December 31, 2013 is expected to be from ordinary income but will be determined at the end of the Fund’s current fiscal year.

The tax character of distributions paid for the period ended June 30, 2013 was as follows:

Ordinary income (including short-term capital gains)	$4,233,128
Return of capital	1,540,340

Total distributions	$5,773,468

At June 30, 2013, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Other accumulated losses	$(75,766)
Capital loss carryforward(1)	(11,222)

Tax basis unrealized depreciation on investments	(15,087,805)
Total tax basis net accumulated losses	$(15,174,793)

(1)	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of June 30, 2013, the Fund’s capital loss carryforward was $11,222 which will not expire.

Federal Income Tax Basis: The Federal income tax basis of the Fund’s investments at December 31, 2013 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$456,689,044	$4,973,534	$(13,183,820)	$(8,210,286)

Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

10. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure

2013 Semi-Annual Report            27

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11. New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) –Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

12. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Dividends: The Fund’s Board of Directors declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.1271	January 16, 2014	January 30, 2014
$0.1271	February 20, 2014	February 27, 2014

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Compliance Certification (Unaudited)

December 31, 2013

On August 23, 2013, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock on the distribution payment date.

(2)

The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.

If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

30            Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

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CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-800-282-0429

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Directors of the Fund

Rodman L. Drake	Chairman
Louis P. Salvatore	Audit Committee Chairman
Edward A. Kuczmarski	Director
Stuart McFarland	Director
Heather Goldman	Director (Interested)
Kim G. Redding	Director (Interested)

Officers of the Fund

Kim G. Redding	President
Michelle Russell-Dowe	Vice President
Angela W. Ghantous	Treasurer
Jonathan C. Tyras	Secretary
Seth Gelman	Chief Compliance Officer (“CCO”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report to Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

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Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)	As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable .

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: March 7, 2014

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: March 7, 2014

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